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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 1999 relating to the financial statements of BJ's Wholesale Club, Inc., which appears in BJ's Wholesale Club, Inc.'s Annual Report on Form 10-K for the year ended January 30, 1999.


                                    /s/ PricewaterhouseCoopers LLP

Boston, MA
June 2, 1999